UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2006

FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 California Street
San Francisco, CA 94108
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

       The Federal Home Loan Bank of San Francisco (the "Bank") obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are by regulation the joint and several obligations of the twelve Federal Home Loan Banks. The Federal Home Loan Banks are regulated by the Federal Housing Finance Board (the "Finance Board") and the Finance Board regulations authorize the Finance Board to require any Federal Home Loan Bank to repay all or a portion of the principal of or interest on consolidated obligations for which another Federal Home Loan Bank is the primary obligor. Consolidated obligations are sold to the public through the Office of Finance using authorized securities dealers. Consolidated obligations are backed only by the financial resources of the twelve Federal Home Loan Banks and are not guaranteed by the United States government.

       Schedule A sets forth all consolidated obligation bonds and discount notes committed to be issued by the Federal Home Loan Banks, for which the Bank is the primary obligor, on the trade dates indicated, other than discount notes with a maturity of one year or less that are issued in the ordinary course of business. Schedule A also includes any consolidated obligations with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another Federal Home Loan Bank.

       We may elect to change our method of reporting information on the issuance or assumption of consolidated obligations at any time. In reviewing the information in this Current Report on Form 8-K, please note:

  although consolidated obligations issuance is material to the Bank, we have not made a judgment as to the materiality of any particular consolidated obligation or obligations;
  Schedule A does not address any interest-rate exchange agreements (or other derivative instruments) which we may enter into as a result of our asset and liability management strategies and that may be associated, directly or indirectly, with one or more of the reported consolidated obligations;
  Schedule A will not enable a reader to track changes in the total consolidated obligations outstanding for which we are the primary obligor because Schedule A generally excludes consolidated obligation discount notes with a maturity of one year or less and does not reflect whether the proceeds from the issuance of the reported consolidated obligations will be used to, among other things, replace called or maturing consolidated obligations. We will report the total consolidated obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission; and
  the principal amounts reported on Schedule A represent the principal amount of the reported consolidated obligations at par, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums or concessions.

Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE(1)	CALL STYLE (2)	RATE TYPE/RATE SUB-TYPE(3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR ($)
07/10/2006	3133XFJY3	07/12/2006	06/10/2011	12/10/2006	Non-Callable	N/A	Fixed Constant	N/A	5.250	21,000,000
07/10/2006	3133XFLF1	07/12/2006	06/14/2013	12/14/2006	Non-Callable	N/A	Fixed Constant	N/A	5.375	10,000,000
07/10/2006	3133XFNL6	07/12/2006	06/12/2015	12/12/2006	Non-Callable	N/A	Fixed Constant	N/A	5.500	5,000,000
07/10/2006	3133XG6J8	07/28/2006	02/28/2007	02/28/2007	Non-Callable	N/A	Fixed Constant	N/A	5.550	15,000,000
07/10/2006	3133XGAB0	07/28/2006	12/28/2006	12/28/2006	Non-Callable	N/A	Fixed Constant	N/A	5.450	15,000,000
07/10/2006	3133XGAC8	07/26/2006	01/26/2007	01/26/2007	Non-Callable	N/A	Fixed Constant	N/A	5.500	15,000,000
07/10/2006	3133XGAD6	07/28/2006	02/28/2007	02/28/2007	Non-Callable	N/A	Fixed Constant	N/A	5.550	15,000,000
07/10/2006	3133XGAF1	08/02/2006	08/02/2010	02/02/2007	Optional Principal Redemption	American	Fixed Constant	02/02/2007	6.050	5,000,000
07/10/2006	3133XGAF1	08/02/2006	08/02/2010	02/02/2007	Optional Principal Redemption	American	Fixed Constant	02/02/2007	6.050	40,000,000
07/10/2006	3133XGAG9	08/07/2006	08/07/2008	02/07/2007	Optional Principal Redemption	American	Fixed Constant	02/07/2007	5.750	40,000,000
07/10/2006	3133XGAH7	08/07/2006	08/07/2013	02/07/2007	Optional Principal Redemption	American	Fixed Constant	08/07/2007	6.300	30,000,000
07/10/2006	3133XGAK0	08/04/2006	08/04/2016	02/04/2007	Optional Principal Redemption	American	Fixed Constant	08/04/2008	6.400	15,000,000
07/10/2006	3133XGAL8	07/28/2006	01/28/2008	01/28/2007	Non-Callable	N/A	Fixed Constant	N/A	5.500	250,000,000
07/10/2006	3133XGAM6	08/07/2006	08/07/2009	02/07/2007	Optional Principal Redemption	American	Fixed Constant	02/07/2007	5.875	40,000,000
07/10/2006	3133XGAN4	08/03/2006	08/03/2011	02/03/2007	Optional Principal Redemption	American	Fixed Constant	08/03/2007	6.050	30,000,000
07/10/2006	3133XGAP9	07/26/2006	07/26/2007	01/26/2007	Optional Principal Redemption	Bermudan	Fixed Constant	01/26/2007	5.625	15,000,000
07/10/2006	3133XGAQ7	07/12/2006	07/12/2007	01/12/2007	Non-Callable	N/A	Fixed Constant	N/A	5.500	14,000,000
07/10/2006	3133XGAR5	07/25/2006	01/25/2008	01/25/2007	Optional Principal Redemption	Bermudan	Fixed Constant	01/25/2007	5.630	25,000,000
07/10/2006	3133XGAT1	07/17/2006	04/17/2007	04/17/2007	Non-Callable	N/A	Fixed Constant	N/A	5.530	25,000,000
07/10/2006	3133XGAU8	07/26/2006	07/26/2007	01/26/2007	Optional Principal Redemption	Bermudan	Fixed Constant	01/26/2007	5.625	25,000,000
07/11/2006	3133XG6G4	07/28/2006	12/28/2006	12/28/2006	Non-Callable	N/A	Fixed Constant	N/A	5.450	15,000,000
07/11/2006	3133XG6H2	07/26/2006	01/26/2007	01/26/2007	Non-Callable	N/A	Fixed Constant	N/A	5.500	10,000,000
07/11/2006	3133XG6H2	07/26/2006	01/26/2007	01/26/2007	Non-Callable	N/A	Fixed Constant	N/A	5.500	10,000,000
07/11/2006	3133XG6H2	07/26/2006	01/26/2007	01/26/2007	Non-Callable	N/A	Fixed Constant	N/A	5.500	15,000,000
07/11/2006	3133XGA20	07/26/2006	01/26/2007	01/26/2007	Non-Callable	N/A	Fixed Constant	N/A	5.500	25,000,000
07/11/2006	3133XGAZ7	07/28/2006	01/28/2015	01/28/2007	Optional Principal Redemption	European	Fixed Constant	07/28/2009	6.000	15,000,000
07/11/2006	3133XGB45	07/27/2006	07/27/2009	01/27/2007	Optional Principal Redemption	European	Fixed Constant	07/27/2007	5.700	25,000,000
07/11/2006	3133XGB52	07/14/2006	07/17/2007	10/17/2006	Optional Principal Redemption	Bermudan	Fixed Step Up	10/17/2006	5.500	250,000,000
07/11/2006	3133XGB78	07/26/2006	10/26/2012	01/26/2007	Optional Principal Redemption	Bermudan	Fixed Constant	07/26/2007	6.050	15,000,000
07/11/2006	3133XGB94	07/27/2006	07/27/2009	01/27/2007	Optional Principal Redemption	European	Fixed Constant	07/27/2007	5.800	50,000,000
07/11/2006	3133XGBA1	07/24/2006	07/24/2013	01/24/2007	Optional Principal Redemption	Bermudan	Fixed Constant	07/24/2007	6.125	15,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)    Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
•    American--redeemable continuously on and after the first redemption date and until maturity.
•    Bermudan--redeemable on specified recurring dates on and after the first redemption date, until maturity.
•    European--redeemable on a particular date only.
•    Canary--redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
•    Multi-European--redeemable on particular dates only.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity, or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Levereraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: July 13, 2006	By: /s/ Steven T. Honda
Steven T. Honda Senior Vice President and Chief Financial Officer